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EXHIBIT 10
                                 BROADWING INC.

                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

              (As amended and restated effective December 13, 2000)


                                    SECTION 1

                         NAME OF PLAN; PREDECESSOR PLAN

         1.1 NAME. The plan set forth herein shall be known as the Broadwing Inc. Deferred Compensation Plan for Outside Directors (the "Plan").

         1.2 PREDECESSOR PLAN. This document amends and restates the plan that was named the Broadwing Inc. Deferred Compensation Plan for Outside Directors and all predecessor versions of such plan (the "Predecessor Plan") effective as of December 13, 2000. For all purposes hereof, any reference to the Plan contained herein refers to the Plan both as amended and restated by this document and to the Predecessor Plan as it was in effect prior to December 13, 2000.

                                    SECTION 2

                     GENERAL DEFINITIONS; GENDER AND NUMBER

         2.1 GENERAL DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings hereinafter set forth unless the context otherwise requires:

                  2.1.1 "Account" shall mean the Account established for a Participant under Section 4.1.

                  2.1.2 "Board" shall mean the Board of Directors of the Company.

                  2.1.3 "Beneficiary" shall mean the person or entity designated by a Participant, on forms furnished and in the manner prescribed by the Committee, to receive any benefit payable under the Plan after the Participant's death. If a Participant fails to designate a beneficiary or if, for any reason, such designation is not effective, the Participant's "Beneficiary" shall be the Participant's surviving spouse or, if none, the Participant's estate.

                  2.1.4 "Broadwing Shares" shall mean common shares of the Company.


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                  2.1.5 "Committee" shall mean the Compensation Committee of the Board.

                  2.1.6 "Company" shall mean Broadwing Inc. (or, for any period prior to April 20, 2000, Cincinnati Bell Inc.).

                  2.1.7 "Credited Service" shall mean active service as an Outside Director, including service as an Outside Director prior to the Effective Date. One year of Credited Service shall be given for each twelve full months of Credited Service, whether or not consecutive. A fraction of a year of Credited Service shall be rounded up or down to the nearest whole year.

                  2.1.8 "Effective Date" shall refer to the effective date of a version of the Predecessor Plan that set forth an approach for providing benefits that differed in certain respects from the approach used in prior versions of the Predecessor Plan and that has generally been continued by this Plan and shall mean December 31, 1996.

                  2.1.9 "Other Fee" shall mean any fee for Outside Directors established by the Board for attending Board or committee meetings or for serving as a chair of a Board committee, but shall not include the Retainer or expense reimbursements.

                  2.1.10 "Other Fee Payment Date" shall mean the date on which any Other Fee is payable to an Outside Director.

                  2.1.11 "Outside Director" shall mean any member of the Board who is not an employee of the Company, but shall not include any person serving as Director Emeritus.

                  2.1.12 "Participant" shall mean a person who is or has served as an Outside Director on or after the Effective Date. Such person shall remain a Participant until the amounts credited to his Account have been fully paid or forfeited, as the case may be.

                  2.1.13 "Retainer" shall mean the annual fee for Outside Directors established by the Board, but shall not include meeting fees, fees for serving as a chair of a Board committee or expense reimbursements.

                  2.1.14 "Retainer Payment Date" shall mean the quarterly dates on which the Outside Directors' Retainer is paid.

                  2.1.15 "Retirement Plan" shall mean the Cincinnati Bell Inc. Retirement Plan for Outside Directors.


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                  2.1.16 "Valuation Date" means the last day of each calendar year and the date as of which any payment is to be made under the Plan.

         2.2 GENDER AND NUMBER. For purposes of the Plan, words used in any gender shall include all other genders, words used in the singular form shall include the plural form and words used in the plural form shall include the singular form, as the context may require.

                                    SECTION 3

                                    DEFERRALS

         3.1 ELECTION OF DEFERRALS. Subject to such rules as the Committee may prescribe, an Outside Director may elect to defer any whole percent, up to 100%, of the Outside Director's Retainer and/or Other Fees for any calendar year by completing a deferral form and filing such form with the Committee prior to January 1 of such calendar year (or such earlier date as may be prescribed by the Committee). Notwithstanding the foregoing, if an Outside Director first becomes an Outside Director after the first day of a calendar year, such Outside Director may elect to defer any whole percent, up to 100%, of the Outside Director's Retainer and/or Other Fees for the remainder of the calendar year by completing and signing a deferral form provided by the Committee and filing such form with the Committee within 30 days of the date on which the Outside Director first becomes an Outside Director. Any election under the preceding sentence shall be effective as of the first Retainer Date or Other Fee Payment Date, as the case may be, after the date the election is filed.

         3.2 CHANGING DEFERRALS. Subject to such rules as the Committee may prescribe, an Outside Director who has elected to defer a portion or all of any Retainer and/or Other Fee for any calendar year may change the percentage of the deferral from one permissible percentage to another, effective as of any January 1, by completing and signing a new deferral form and filing such form with the Committee prior to such January 1 (or such earlier date as may be prescribed by the Committee).

                                    SECTION 4

                      MAINTENANCE AND VALUATION OF ACCOUNTS

         4.1 DEFERRED COMPENSATION ACCOUNTS. A separate bookkeeping Account shall be established for each Participant which shall reflect all amounts credited to the Participant's Account under this Section 4.1 and the assumed investment of those amounts.


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                  4.1.1 On each Retainer Payment Date and Other Fee Payment
Date after the Effective Date, there shall be credited to each Participant's Account the amount of the Retainer or Other Fee which the Participant has elected to defer under Section 3.1, if any. Amounts credited to the Participant's Account under this Section 4.1.1 shall be assumed to be invested exclusively in Cash Equivalents.

                  4.1.2 In the case of a Participant who was participating in the Predecessor Plan immediately prior to the Effective Date, the balance then credited to the Participant's account under the Predecessor Plan shall be credited to the Participant's Account under this Plan as of the Effective Date. Amounts credited to the Participant's Account under this Section 4.1.2 shall be assumed to be invested exclusively in Cash Equivalents.

                  4.1.3 In the case of a Participant who was participating in the Retirement Plan on July 1, 1996, an amount equal to the present value of the Participant's accrued benefit under the Retirement Plan as of the Effective Date (as determined by the Board) shall be credited to the Participant's Account under this Plan as of the Effective Date. Amounts credited to a Participant's Account under this Section 4.1.3 shall be assumed to be invested exclusively in Broadwing Shares. For purposes of this Section 4.1.3, each Participant who was an Outside Director on July 1, 1996 shall be deemed to have been participating in the Retirement Plan on that date.

                  4.1.4 As of the first business day of 2000 and each subsequent calendar year, there shall be credited to the Account of each Participant who is an Outside Director on such day an amount equal to the value on such day of 1,500 Broadwing Shares. Amounts credited to a Participant's Account under this Section 4.1.4 shall be assumed to be invested exclusively in Broadwing Shares.

                  4.1.5 As of January 4, 1999, there shall be credited to the Account of each Participant who is an Outside Director on such date an amount equal to the value on such date of the number of Broadwing Shares that are produced by dividing $100,000 (or, in the case of the Participant who is the Chairman of the Board on January 4, 1999, $200,000) by the product of 0.88 (a factor to reflect the forfeiture provisions noted below in the this Section 4.1.5) and the average of the high and low sale prices on the New York Stock Exchange of a Broadwing Share for January 4, 1999. Amounts credited to a Participant's Account under this Section 4.1.5 shall be assumed to be invested exclusively in Broadwing Shares. Notwithstanding the foregoing, the amount credited to the Account of any Participant under this Section 4.1.5 (and all other assumed investment credits under Section 4.3 below to such Account that are attributable to the amount credited to such Account under this Section 4.1.5) shall be forfeited and entirely disregarded in determining the distributions to be made under this Plan to such Participant if such Participant fails to remain a member of the Board continuously from January 4, 1999 through January 3, 2003 for any reason (other than death or retirement). In the event of death or retirement of a Participant prior to January 3, 2003, no forfeiture of credits under


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this Section 4.1.5 will be applied in determining the distributions to be made under the Plan.

                  4.1.6 As of December 31, 1998, there shall be credited to the Account of each person who is then a Participant in the Plan an amount equal to the value on December 31, 1998 of a number of common shares of Convergys Corporation ("Convergys Shares") equal to the number of Broadwing Shares which are assumed to be held in such Account as of December 31, 1998 under the terms of the Plan. Except as is otherwise provided in the immediately following sentence, the entire amount credited to any Participant's Account under this Section 4.1.6 shall be assumed to be invested exclusively in Convergys Shares. Notwithstanding the immediately preceding sentence, each Participant who has an amount credited to his Account under this Section 4.1.6 may elect, at any time during the period that begins on February 1, 1999 and ends February 12, 1999 and by returning to the Committee a form approved for this purpose by the Committee, to have the entire value as of January 4, 1999 of the portion of his Account that is attributable to the amount credited under this Section 4.1.6 (and the assumed investments of such portion to January 4, 1999) assumed to be invested from and after January 4, 1999 exclusively in Broadwing Shares.

         4.2 ASSUMED INVESTMENT IN CASH EQUIVALENTS. To the extent that a Participant's Account is assumed to be invested in Cash Equivalents and has not been paid, the Account shall be credited with interest, compounded quarterly at the end of each calendar quarter, equal to the average U.S. Treasury 10-year note rate for the previous calendar quarter.

         4.3 BROADWING SHARES. To the extent that a Participant's Account is assumed to be invested in Broadwing Shares and has not been paid or forfeited, as the case may be:

                  4.3.1 Whenever any cash dividends are paid with respect to Broadwing Shares, an additional amount shall be credited to the Participant's Account as of the dividend payment date. The additional amount to be credited to the Account shall be determined by multiplying the per share cash dividend paid with respect to the Broadwing Shares on the dividend payment date by the number of assumed Broadwing Shares credited to the Account on the day preceding the dividend payment date. Such additional amount credited to the Account shall be assumed to be invested in additional Broadwing Shares on the day on which such dividends are paid.

                  4.3.2 If there is any change in Broadwing Shares through the declaration of a stock dividend or a stock split or through a recapitalization resulting in a stock split, or a combination or a change in shares, the number of shares assumed to be purchased for each Account shall be appropriately adjusted.

                  4.3.3 Whenever Broadwing Shares are to be valued for purposes of the Plan, the value of each Broadwing Share shall be the average of the high and low price


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per share as reported on the New York Stock Exchange on that date or, if no
Broadwing Shares were traded on that date, on the next preceding day on which Broadwing Shares were traded.

         4.4 CONVERGYS SHARES. To the extent that a Participant's Account is assumed to be invested in Convergys Shares, or has credited to it an amount based on the value of the Convergys Shares as of any date, and has not yet been paid or forfeited, as the case may be:

                  4.4.1 Whenever any cash dividends are paid with respect to Convergys Shares, an additional amount shall be credited to the Participant's Account as of the dividend payment date. The additional amount to be credited to the Account shall be determined by multiplying the per share cash dividend paid with respect to the Convergys Shares on the dividend payment date by the number of assumed Convergys Shares credited to the Account on the day preceding the dividend payment date. Such additional amount credited to the Account shall be assumed to be invested in additional Convergys Shares on the day on which such dividends are paid.

                  4.4.2 If there is any change in Convergys Shares through the declaration of a stock dividend or a stock split or through a recapitalization resulting in a stock split, or a combination or a change in shares, the number of Convergys Shares assumed to be purchased for each Account shall be appropriately adjusted.

                  4.4.3 Whenever Convergys Shares are to be valued for purposes of the Plan, the value of each Convergys Share shall be the average of the high and low sale price per Convergys Share as reported on the New York Stock Exchange on that date or, if no Convergys Shares were traded on that date, on the next preceding day on which Convergys Shares were traded.

         4.5 VALUATION. As of each Valuation Date, each Participant's Account shall be credited or charged to reflect all amounts credited to the Account under the foregoing provisions of this Section 4 since the preceding Valuation Date, any gains and losses in the value of the Account's assumed investments (Cash Equivalents, Broadwing Shares, and/or Convergys Shares) since the preceding Valuation Date and any payments or forfeitures occurring as of the Valuation Date.

                                    SECTION 5

                                  DISTRIBUTION

         5.1 GENERAL. Except as otherwise provided in Section 5.6, no amount shall be paid with respect to a Participant's Account while the Participant remains a member of the Board.


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         5.2 TERMINATION OF SERVICE. Subject to the other provisions of the
Plan, a Participant may elect to receive the amounts credited to the Participant's Account which are not subject to forfeiture in any number of annual installment payments, up to ten annual installment payments, commencing as of the first business day of the calendar year following the calendar year in which the Participant ceases to be a member of the Board. If the Participant fails to make such an election, the amounts credited to the Participant's Account which are not subject to forfeiture shall be paid to the Participant in one lump sum as of the first business day of the calendar year next following the calendar year in which the Participant ceases to be a member of the Board.

                  5.2.1 The amount of each annual installment payable under this Section 5.2 shall be a fraction of the nonforfeitable amounts credited to the Participant's Account as of the installment payment date, the numerator of which is 1 and the denominator of which is equal to the total number of installments remaining to be paid (including the installment to be paid on the subject installment payment date).

                  5.2.2 Any election under this Section 5.2 must be made in writing at least six months prior to the date on which the Participant ceases to be a member of the Board.

                  5.2.3 Notwithstanding any other provision hereof to the contrary, the right to receive payments with respect to that portion of the Participant's Account which is attributable to amounts credited under Sections 4.1.3, 4.1.4, and 4.1.6 (including the assumed investments of such amounts) shall be conditioned on the Participant completing at least five years of Credited Service prior to the date on which the Participant ceases to be a member of the Board. To the extent that a Participant has not satisfied such service requirement prior to the date on which the Participant ceases to be a member of the Board (other than by reason of death), the Participant shall not be entitled to receive any payment with respect to that portion of the Participant's Account which is attributable to amounts credited under Sections 4.1.3, 4.1.4, and 4.1.6 (including the assumed investments of such amounts) and such portion shall be forfeited as of the date on which the Participant ceases to be a member of the Board.

         5.3 DEATH. Subject to the other provisions of the Plan, if a Participant ceases to be a member of the Board by reason of his death, or if a Participant dies after ceasing to be a member of the Board but before all of the amounts credited to the Participant's Account have been paid, the amounts credited to the Participant's Account shall be paid to the Participant's Beneficiary in one lump sum as of the first business day of the calendar year next following the calendar year in which the Participant's death occurs; provided, however, that if the Participant has elected to have the Participant's Account distributed in installments and if the Participant dies after distribution has commenced, the remaining installments shall be paid to the Beneficiary as they become due.


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         5.4 FORM OF PAYMENT PRIOR TO DECEMBER 13, 2000. All payments made under the Plan prior to December 13, 2000 shall be made in cash.

         5.5 FORM OF PAYMENT ON OR AFTER DECEMBER 13, 2000. Subject to the other provisions of this Section 5.5, any payment made under the Plan on or after December 13, 2000 to a Participant (or a Participant's Beneficiary) shall be made in cash to the extent it is attributable to amounts credited to the Participant's Account that are assumed to be invested other than in Broadwing Shares. Further, subject to the other provisions of this Section 5.5, any payment made under the Plan on or after December 13, 2000 to a Participant (or a Participant's Beneficiary) shall be made in Broadwing Shares to the extent it is attributable to amounts credited to the Participant's Account that are assumed to be invested in Broadwing Shares (except that such payment shall be made in cash, and not Broadwing Shares, to the extent it is attributable to amounts credited to the Participant's Account that are assumed to be invested in a fractional, and not a whole, Broadwing Share).

                  5.5.1 For purposes of this Section 5.5, the portion of any payment made under the Plan on or after December 13, 2000 to the Participant (or the Participant's Beneficiary) that is attributable to amounts credited to the Participant's Account that are assumed to be invested in Broadwing Shares (other than in a fractional Broadwing Share) shall be deemed to be equal to the product obtained by multiplying (a) by (b), where (a) and (b) are as follows:

                           (a) equals the value of the entire amount of the
payment (with such value determined as of the Valuation Date as of which the payment is made); and

                           (b) equals a fraction, (i) the numerator of which
is the value (on the Valuation Date as of which the payment is made and determined without regard to the payment) of the amounts then credited to the Participant's Account that are then both assumed to be invested in a whole number of Broadwing Shares and not then subject to forfeiture and (ii) the denominator of which is the value (on the Valuation Date as of which the payment is made and determined without regard to the payment) of the entire amount that is both then credited to the Participant's Account and not then subject to forfeiture.

                  5.5.2 Any Broadwing Shares that are paid under the Plan on or after December 13, 2000 to the Participant (or the Participant's Beneficiary) pursuant to the provisions of this Section 5.5 shall be shares that are held in the Company's Treasury at the time of the payment.

                  5.5.3 Subject to the following provisions of this Section 5.5.3, in connection with the payment of Broadwing Shares to the Participant (or the Participant's Beneficiary) on or after December 13, 2000, the Company shall reimburse the Participant (or the Participant's Beneficiary) for all reasonable commission or similar costs he incurs


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in selling all or a part of such shares within the two week period (or such longer or shorter period that is set by the Committee) that begins on the date he receives such shares (or, if later, the date on which all material impediments of federal securities laws to his sale of such shares has ended), provided proper evidence of the amount of such commission or similar costs and of his payment of them is furnished by the Participant (or his Beneficiary) to the Committee. Notwithstanding the foregoing, in lieu of the reimbursements required under the preceding sentence, the Committee may, in its sole discretion, establish, and notify the Participant (or the Participant's Beneficiary) of, procedures that, through arrangements it develops itself with one or more brokers or through other means, reasonably permit the Participant (or the Participant's Beneficiary) the ability to sell such Broadwing Shares that he receives, within the two week period (or such longer or shorter period that is set by the Committee) that begins on the date he receives such shares (or, if later, the date on which all material impediments of federal securities laws to his sale of such shares has ended), without incurring any commission or similar costs with respect to the sale of such shares, provided he follows the procedures established by the Committee for this purpose.

         5.6 CHANGE IN CONTROL. Notwithstanding any other provision of the Plan, if a Change in Control of the Company occurs, the amount credited to each Participant's Account shall be paid to the Participant (or, if appropriate, the Participant's Beneficiary) in one lump sum as of the day next following the date on which such Change in Control occurs; except that any Participant may, prior to the occurrence of any Change in Control, elect that the provisions of this Section 5.6 shall not apply to his Account (in which case the distribution of his Account shall be made solely pursuant to the other terms of the Plan and without regard to this Section 5.6). A "Change in Control" means the occurrence of any one of the following events:

                  5.6.1 A majority of the Board as of any date is not composed of Incumbent Directors. For purposes hereof, as of any date, the term "Incumbent Director" means any individual who is a director of the Company as of such date and either (i) who was a director of the Company at the beginning of the 24 consecutive month period ending on such date or (ii) who became a director subsequent to the beginning of such 24 consecutive month period and whose appointment, election, or nomination for election was approved by a vote of at least two-thirds of the directors who were, as of the date of such vote, Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director). It is PROVIDED, HOWEVER, that no individual initially appointed, elected, or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall ever be deemed to be an Incumbent Director;

                  5.6.2 Any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3)


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and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); PROVIDED, HOWEVER, that the event described in this Section 5.5.2 shall not be deemed to be a Change in Control if such event results from any of the following: (i) the acquisition of any Company Voting Securities by the Company or any of its subsidiaries, (ii) the acquisition of any Company Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (iii) the acquisition of any Company Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a Non-Qualifying Transaction (as defined in Section 5.6.3);

                  5.6.3 The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries (a "Reorganization") or sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company (a "Sale"), that in each case requires the approval of the Company's stockholders under the law of the Company's jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of the Company in such Reorganization or Sale), unless immediately following such Reorganization or Sale: (i) more than 60% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of
(x) the entity resulting from such Reorganization or the entity which has acquired all or substantially all of the assets of the Company (in either case, the "Surviving Entity"), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the Parent Entity) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) and (iii) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of Directors of the Company of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which


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satisfies all of the criteria specified in (i), (ii) and (iii) of this
Section 5.6.3 being deemed to be a "Non-Qualifying Transaction"); or

                  5.6.4 The shareholders of the Company approve a plan of complete liquidation or dissolution of Broadwing.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; PROVIDED THAT, if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

         5.7 TRANSFER TO THE CONVERGYS CORPORATION DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS. Effective as of the date on which Convergys Corporation ceases to be a subsidiary of the Company, the accrued benefit of each Participant who thereupon ceases to be a member of the Board shall not be distributed or forfeited by reason of such termination of service as a member of the Board but shall be transferred to and assumed by the Convergys Corporation Deferred Compensation Plan for Non-Employee Directors. From and after such transfer and assumption, neither the Company not the Participant shall have any further rights or obligations under this Plan.

                                    SECTION 6

                           ADMINISTRATION OF THE PLAN

         6.1 GENERAL. The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in the Committee.

         6.2 EXPENSES. Expenses of administering the Plan shall be paid by the Company.

         6.3 COMPENSATION OF COMMITTEE. The members of the Committee shall not receive compensation for their services as such, and, except as required by law, no bond or other security need be required of them in such capacity in any jurisdiction.

         6.4 RULES OF PLAN. Subject to the limitations of the Plan, the Committee may, from time to time, establish rules for the administration of the Plan and the transaction of its business. The Committee may correct errors, however arising, and, as far as possible, adjust any benefit payments accordingly. The determination of the Committee as to the


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interpretation of the provisions of the Plan or any disputed question shall be conclusive upon all interested parties.

         6.5 AGENTS AND EMPLOYEES. The Committee may authorize one or more agents to execute or deliver any instrument. The Committee may appoint or employ such agents, counsel (including counsel of the Company), auditors (including auditors of the Company), physicians, clerical help and actuaries as in the Committee's judgment may seem reasonable or necessary for the proper administration of the Plan.

         6.6 INDEMNIFICATION. The Company shall indemnify each member of the Committee for all expenses and liabilities (including reasonable attorney's fees) arising out of the administration of the Plan. The foregoing right of indemnification shall be in addition to any other rights to which the members of the Committee may be entitled as a matter of law.

                                    SECTION 7

                               FUNDING OBLIGATION

         The Company shall have no obligation to fund, either by the purchase of Broadwing Shares or the investment in any account or by any other means, its obligations to Participants and their Beneficiaries hereunder. If, however, the Company does elect to allocate assets to provide for any such obligation, the assets allocated for such purpose shall in any event remain subject to the claims of the Company's general creditors in the event the Company becomes or is insolvent until they are paid to Participants and their Beneficiaries in accordance with the other provisions of this Plan. For purposes hereof, the Company shall be considered "insolvent" if the Company is unable to pay its debts as they become due or if the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

                                    SECTION 8

                            AMENDMENT AND TERMINATION

         The Board may amend or terminate the Plan at any time; provided that no amendment shall be made or act of termination taken which adversely affects the then accrued benefits of any Participant without such Participant's consent.


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                                    SECTION 9

                           NON-ALIENATION OF BENEFITS

         No Participant or Beneficiary shall alienate, commute, anticipate, assign, pledge, encumber or dispose of the right to receive the payments required to be made by the Company hereunder, which payments and the right to receive them are expressly declared to be nonassignable and nontransferable.

                                   SECTION 10

                                  MISCELLANEOUS

         10.1 DELEGATION. The Committee may delegate to any person or committee certain of its rights and duties hereunder. Any such delegation shall be valid and binding on all persons and the person or committee to whom or which authority is delegated shall have full power to act in all matters so delegated until the authority expires by its terms or is revoked by the Committee, as the case may be.

         10.2 APPLICABLE LAW. The Plan shall be governed by applicable federal law and, to the extent not preempted by applicable federal law, the laws of the State of Ohio.

         10.3 SEPARABILITY OF PROVISIONS. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceabilty shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         10.4 HEADINGS. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

         10.5 COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which shall be deemed an original. All counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof.


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         IN WITNESS WHEREOF, Broadwing Inc. has caused its name to be subscribed hereto on the _____ day of _______________, 2001.

                                         BROADWING INC.


                                         By ________________________________

                                         Title _______________________________




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